                                                                 Exhibit 99.1


                         INDEX TO FINANCIAL STATEMENTS

                                                                          PAGE
                                                                          -----


INTEG INCORPORATED (A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 1999 AND 1998 AND
THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000

Report of Independent Auditors.............................................1
Balance Sheets.............................................................2
Statements of Operations...................................................3
Statement of Changes in Shareholders' Equity (Deficiency)..................4
Statements of Cash Flows...................................................11
Notes to Financial Statements..............................................12



                         Report of Independent Auditors

Board of Directors
   Integ Incorporated

We have audited the accompanying balance sheets of Integ Incorporated (a development stage company) as of December 31, 1999 and 1998 and the related statements of operations, changes in shareholders' equity (deficiency) and cash flows for each of the three years in the period ended December 31, 1999, and for the period from April 3, 1990 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integ Incorporated at December 31, 1999 and 1998 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, and for the period from April 3, 1990 (inception) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

February 17, 2000

                               Integ Incorporated
                          (A Development Stage Company)

                                 Balance Sheets

                                                                    DECEMBER 31            SEPTEMBER 30,
                                                                1998            1999            2000
                                                            ------------    ------------    ------------
                                                                                             Unaudited
ASSETS
Current assets:
   Cash and cash equivalents                                $ 11,175,695    $  2,953,270    $  1,564,375
   Prepaid expenses                                              132,229          82,755            --
   Accounts receivable - related party                              --           181,669         127,085
                                                            ------------    ------------    ------------
Total current assets                                          11,307,924       3,217,694       1,691,460


Furniture and equipment                                        9,538,478       8,498,173       8,438,016
Less accumulated depreciation                                 (2,715,684)     (3,088,449)     (3,571,626)
                                                            ------------    ------------    ------------
                                                               6,822,794       5,409,724       4,866,390
Other assets                                                      23,883           8,579           4,640
                                                            ------------    ------------    ------------
Total assets                                                $ 18,154,601    $  8,635,997    $  6,562,490
                                                            ------------    ------------    ------------
                                                            ------------    ------------    ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                         $    195,148    $     18,334    $     34,806
   Accrued employee compensation and related expenses            726,077         436,570         188,792
   Other accrued expenses                                         92,356          56,969          46,582
   Notes payable                                                    --              --            30,432
   Current portion of capital lease obligations                  145,761          14,178            --
   Current portion of long-term debt                           1,251,247       1,398,098       1,301,399
                                                            ------------    ------------    ------------
Total current liabilities                                      2,410,589       1,924,149       1,602,011
                                                            ------------    ------------    ------------

Long-term liabilities:
   Capital lease obligations, less current portion                14,178            --              --
   Long-term debt, less current portion                        2,672,018       1,273,920         333,293
                                                            ------------    ------------    ------------
Total long-term liabilities                                    2,686,196       1,273,920         333,293
                                                            ------------    ------------    ------------

Shareholders' equity:
   Preferred stock, Series B,
     Authorized shares - 3,000,000,
     Issued and outstanding shares - 1,771,236 at
       June 30, 2000                                                  --              --       3,091,908
   Common Stock, par value $.01 per share:
     Authorized shares - 20,000,000
     Issued and outstanding shares - 9,580,704 in 1998,
       9,728,624 in 1999 and 9,859,078 in 2000                    95,807          97,286          98,591
   Additional paid-in capital                                 54,616,721      54,786,327      55,039,048
   Deficit accumulated during the development stage          (41,524,253)    (49,368,631)    (53,522,319)
                                                            ------------    ------------    ------------
                                                              13,188,275       5,514,982       4,707,228
   Deferred compensation                                        (130,459)        (77,054)        (80,042)
                                                            ------------    ------------    ------------
Total shareholders' equity                                    13,057,816       5,437,928       4,627,186
                                                            ------------    ------------    ------------
Total liabilities and shareholders' equity                  $ 18,154,601    $  8,635,997    $  6,562,490
                                                            ------------    ------------    ------------
                                                            ------------    ------------    ------------

SEE ACCOMPANYING NOTES.

                               Integ Incorporated
                          (A Development Stage Company)

                            Statements of Operations

                                                                                           PERIOD FROM
                                                                                          APRIL 3, 1990
                                                                                         (INCEPTION) TO
                                                       YEAR ENDED DECEMBER 31              DECEMBER 31,
                                               1997            1998            1999            1999
                                           ------------    ------------    ------------    ------------

Operating expenses:

   Research and development                 $  5,318,900     $  5,455,999     $  2,336,761     $ 23,878,909
   Manufacturing development                   2,513,224        2,171,087        1,880,521        9,048,797
   General and administrative                  4,629,534        3,243,901        3,285,948       17,899,257
                                            ------------     ------------     ------------     ------------
                                              12,461,658       10,870,987        7,503,230       50,826,963
                                            ------------     ------------     ------------     ------------

Operating loss                               (12,461,658)     (10,870,987)      (7,503,230)     (50,826,963)

Other income (expense):
   Interest income                             1,564,190          890,120          342,006        4,771,004
   Interest expense                             (684,001)      (1,203,218)        (682,135)      (3,183,933)
   Other                                          17,078           98,180           (1,019)        (128,739)
                                            ------------     ------------     ------------     ------------
                                                 897,267         (214,918)        (341,148)       1,458,332
                                            ------------     ------------     ------------     ------------
Net loss for the period and deficit
   accumulated during development stage     $(11,564,391)    $(11,085,905)    $ (7,844,378)    $(49,368,631)
                                            ------------     ------------     ------------     ------------
                                            ------------     ------------     ------------     ------------
Net loss per share
   Basic and diluted                        $      (1.24)    $      (1.17)    $       (.81)    $     (14.79)
                                            ------------     ------------     ------------     ------------
                                            ------------     ------------     ------------     ------------

Weighted average number of common shares outstanding

     Basic and diluted                         9,305,332        9,477,390        9,649,424        3,338,724
                                            ------------     ------------     ------------     ------------
                                            ------------     ------------     ------------     ------------


                                                                            PERIOD FROM
                                                                           APRIL 3, 1990
                                                                           (INCEPTION) TO
                                          NINE MONTHS ENDED SEPTEMBER 30   SEPTEMBER 30,
                                              1999            2000            2000
                                           ------------    ------------    ------------
                                                     Unaudited                Unaudited



Operating expenses:

   Research and development                 $  1,828,079     $  1,288,679     $ 25,167,588
   Manufacturing development                   1,495,334        1,425,102       10,473,899
   General and administrative                  2,609,684        1,249,784       19,149,041
                                            ------------     ------------     ------------
                                               5,933,097        3,963,565       54,790,528
                                            ------------     ------------     ------------

Operating loss                                (5,933,097)      (3,963,565)     (54,790,528)

Other income (expense):
   Interest income                               290,232           81,523        4,852,527
   Interest expense                             (532,194)        (304,992)      (3,488,925)
   Other                                            (735)          33,346          (95,393)
                                            ------------     ------------     ------------
                                                (242,697)        (190,123)       1,268,209
                                            ------------     ------------     ------------
Net loss for the period and deficit
   accumulated during development stage     $ (6,175,794)    $ (4,153,688)    $(53,522,319)
                                            ------------     ------------     ------------
                                            ------------     ------------     ------------
Net loss per share
   Basic and diluted                        $       (.64)    $       (.42)    $     (13.27)
                                            ------------     ------------     ------------
                                            ------------     ------------     ------------

Weighted average number of common shares outstanding

     Basic and diluted                         9,643,883        9,827,211        4,034,551
                                            ------------     ------------     ------------
                                            ------------     ------------     ------------



SEE ACCOMPANYING NOTES.

                               Integ Incorporated
                          (A Development Stage Company)

            Statement of Changes in Shareholders' Equity (Deficiency)



                                                        CONVERTIBLE PREFERRED          COMMON STOCK
                                                      ----------------------------------------------
                                                      SHARES  AMOUNT           SHARES       AMOUNT
                                                      ----------------------------------------------
Founders' Common Stock issued during April 1990 at
   $.015 per share                                      --      $--          250,000           $2,500
Net loss for the period                                 --       --             --               --
                                                        ----------------------------------------------
Balance at December 31, 1990                            --       --          250,000            2,500
Net loss for the year                                   --       --             --               --
                                                        ----------------------------------------------
Balance at December 31, 1991                            --       --          250,000            2,500
Net loss for the year                                   --       --             --               --
                                                        ----------------------------------------------
Balance at December 31, 1992                            --       --          250,000            2,500
Net loss for the year                                   --       --             --               --
                                                        ----------------------------------------------
Balance at December 31, 1993                            --       --          250,000            2,500
Deferred compensation related to restricted stock
   grant                                                --       --          183,333            1,833
Net loss for the year                                   --       --             --               --
                                                        ----------------------------------------------
Balance at December 31, 1994 (carried forward)          --       --          433,333            4,333



                                                                           DEFICIT
                                                                          ACCUMULATED
                                                           ADDITIONAL     DURING THE
                                                            PAID-IN      DEVELOPMENT        DEFERRED
                                                            CAPITAL         STAGE         COMPENSATION           TOTAL
                                                        -----------------------------------------------------------------
Founders' Common Stock issued during April 1990 at
   $.015 per share                                      $     1,250      $        --        $     --         $     3,750
Net loss for the period                                        --           (290,900)             --            (290,900)
                                                        -----------------------------------------------------------------
Balance at December 31, 1990                                  1,250         (290,900)             --            (287,150)
Net loss for the year                                          --           (622,016)             --            (622,016)
                                                        -----------------------------------------------------------------
Balance at December 31, 1991                                  1,250         (912,916)             --            (909,166)
Net loss for the year                                          --           (653,934)             --            (653,934)
                                                        -----------------------------------------------------------------
Balance at December 31, 1992                                  1,250       (1,566,850)             --          (1,563,100)
Net loss for the year                                          --           (682,725)             --            (682,725)
                                                        -----------------------------------------------------------------
Balance at December 31, 1993                                  1,250       (2,249,575)             --          (2,245,825)
Deferred compensation related to restricted stock
   grant                                                    149,417             --            (151,250)             --
Net loss for the year                                          --         (2,492,220)             --          (2,492,220)
                                                        -----------------------------------------------------------------
Balance at December 31, 1994 (carried forward)              150,667       (4,741,795)         (151,250)       (4,738,045)


                               Integ Incorporated
                          (A Development Stage Company)

      Statement of Changes in Shareholders' Equity (Deficiency) (continued)



                                                                           CONVERTIBLE PREFERRED          COMMON STOCK
                                                                      -------------------------------------------------------
                                                                           SHARES         AMOUNT        SHARES       AMOUNT
                                                                      -------------------------------------------------------

Balance at December 31, 1994 (brought forward)                               --            $--         433,333        $4,333
Previously issued redeemable convertible preferred stock;
  all shareholders agreed to cancel their respective
  redemption privileges during June 1995:
     Series A Convertible Preferred, authorized 928,571 shares, liquidating preference of $.56 per share, sold during April
       and November 1990                                                  928,571          9,286            --              --
     Series B Convertible Preferred, authorized
       800,000 shares, liquidating preference of
       $1.00 per share, sold during May 1991                              800,000          8,000            --              --
     Series C Convertible Preferred, authorized
       356,000 shares, liquidating preference of
       $2.50 per share, sold during January 1992 to
       May 1993                                                           346,000          3,460            --              --
     Series D Convertible Preferred, authorized
       1,209,731 shares, liquidating preference of
       $2.75 per share, less offering expenses of
       $7,245, sold during February and May 1994                        1,074,372         10,743            --              --
     Series E Convertible Preferred Class 1,
       authorized 5,879,655, liquidating preference
       of $4.00 per share, less offering expenses of
       $1,861,168, sold during June 1995                                5,604,655         56,047            --              --


                                                                                         DEFICIT
                                                                                       ACCUMULATED
                                                                        ADDITIONAL     DURING THE
                                                                         PAID-IN       DEVELOPMENT      DEFERRED
                                                                          CAPITAL        STAGE       COMPENSATION       TOTAL
                                                                      ------------------------------------------------------------

Balance at December 31, 1994 (brought forward)                        $   150,667    $(4,741,795)    $  (151,250)    $(4,738,045)
Previously issued redeemable convertible preferred stock;
  all shareholders agreed to cancel their respective
  redemption privileges during June 1995:
    Series A Convertible Preferred, authorized 928,571 shares, liquidating preference of $.56 per share, sold during April
      and November 1990                                                   510,714         --               --            520,000
    Series B Convertible Preferred, authorized
      800,000 shares, liquidating preference of
      $1.00 per share, sold during May 1991                               792,000         --               --            800,000
    Series C Convertible Preferred, authorized
      356,000 shares, liquidating preference of
      $2.50 per share, sold during January 1992 to
      May 1993                                                            861,540        --                 --           865,000
    Series D Convertible Preferred, authorized
      1,209,731 shares, liquidating preference of
      $2.75 per share, less offering expenses of
      $7,245, sold during February and May 1994                         2,936,534        --                 --         2,947,277
    Series E Convertible Preferred Class 1,
      authorized 5,879,655, liquidating preference
      of $4.00 per share, less offering expenses of
      $1,861,168, sold during June 1995                                20,501,405        --                 --        20,557,452



                               Integ Incorporated
                          (A Development Stage Company)

      Statement of Changes in Shareholders' Equity (Deficiency) (continued)





                                                        CONVERTIBLE PREFERRED            COMMON STOCK
                                                      --------------------------------------------------------
                                                         SHARES       AMOUNT         SHARES         AMOUNT
                                                      --------------------------------------------------------
Value of warrants to purchase Preferred Stock
   issued in connection with bridge loan financing           --     $       --             --            $--
Value of stock options to purchase Common Stock
   issued for consulting services                            --             --             --             --
Value of options and warrants to purchase Common
   Stock issued in connection with guarantee of              --             --             --             --
   leases
Value related to the extension of the exercise
   period of certain stock options previously
   granted to individuals                                    --             --             --             --
Deferred compensation related to stock options               --             --             --             --
Amortization of deferred compensation                        --             --             --             --
Net loss for the year                                        --             --             --             --
                                                     ---------------------------------------------------------
Balance at December 31, 1995 (carried forward)          8,753,598         87,536        433,333          4,333


                                                                        DEFICIT
                                                                      ACCUMULATED
                                                       ADDITIONAL      DURING THE
                                                         PAID-IN      DEVELOPMENT      DEFERRED
                                                         CAPITAL         STAGE       COMPENSATION       TOTAL
                                                     --------------------------------------------------------------
Value of warrants to purchase Preferred Stock
   issued in connection with bridge loan financing   $    179,800    $      --      $       --      $    179,800
Value of stock options to purchase Common Stock
   issued for consulting services                          24,000           --              --            24,000
Value of options and warrants to purchase Common
   Stock issued in connection with guarantee of           104,841           --              --           104,841
   leases
Value related to the extension of the exercise
   period of certain stock options previously
   granted to individuals                                   6,750           --              --             6,750
Deferred compensation related to stock options            960,208           --          (960,208)           --
Amortization of deferred compensation                        --             --           187,106         187,106
Net loss for the year                                        --       (5,048,730)           --        (5,048,730)
                                                     -------------------------------------------------------------
Balance at December 31, 1995 (carried forward)         27,028,459     (9,790,525)       (924,352)     16,405,451



                               Integ Incorporated
                          (A Development Stage Company)

      Statement of Changes in Shareholders' Equity (Deficiency) (continued)



                                                          CONVERTIBLE PREFERRED               COMMON STOCK
                                                      -------------------------------------------------------------
                                                         SHARES           AMOUNT         SHARES         AMOUNT
                                                      -------------------------------------------------------------
Balance at December 31, 1995 (brought forward)           8,753,598      $   87,536         433,333   $      4,333
Value of warrants to purchase Common Stock issued
   in connection with equipment loan agreement                --              --              --             --
Shares issued in connection with initial public
   offering less offering expenses of $2,375,706              --              --         3,000,000         30,000
Conversion of preferred stock                           (8,753,598)        (87,536)      5,835,705         58,357
Shares issued pursuant to exercise of stock options           --              --             6,666             67
Deferred compensation related to stock options                --              --              --             --
Value of options granted to purchase Common Stock
   issued for consulting services                             --              --              --             --
Amortization of deferred compensation                         --              --              --             --
Net loss for the year                                         --              --              --             --
                                                     --------------------------------------------------------------
Balance at December 31, 1996 (carried forward)                --              --         9,275,704         92,757


                                                                         DEFICIT
                                                                        ACCUMULATED
                                                         ADDITIONAL      DURING THE
                                                           PAID-IN      DEVELOPMENT      DEFERRED
                                                           CAPITAL         STAGE       COMPENSATION       TOTAL
                                                      -------------------------------------------------------------
Balance at December 31, 1995 (brought forward)        $ 27,028,459   $ (9,790,525)   $   (924,352)   $ 16,405,451
Value of warrants to purchase Common Stock issued
   in connection with equipment loan agreement             874,416           --              --           874,416
Shares issued in connection with initial public
   offering less offering expenses of $2,375,706        26,094,294           --              --        26,124,294
Conversion of preferred stock                               29,179           --              --              --
Shares issued pursuant to exercise of stock options          7,056           --              --             7,123
Deferred compensation related to stock options              56,329           --           (56,329)           --
Value of options granted to purchase Common Stock
   issued for consulting services                          179,600           --          (179,600)           --
Amortization of deferred compensation                         --             --           515,939         515,939
Net loss for the year                                         --       (9,083,432)           --        (9,083,432)
                                                     --------------------------------------------------------------
Balance at December 31, 1996 (carried forward)          54,269,333    (18,873,957)       (644,342)     34,843,791



                               Integ Incorporated
                          (A Development Stage Company)

      Statement of Changes in Shareholders' Equity (Deficiency) (continued)






                                                        CONVERTIBLE PREFERRED              COMMON STOCK
                                                      ---------------------------------------------------------
                                                         SHARES       AMOUNT            SHARES       AMOUNT
                                                      ---------------------------------------------------------
Balance at December 31, 1996 (brought forward)              --        $    --       9,275,704         $  92,757
Shares issued pursuant to employee stock purchase
   plan and exercise of stock options                       --             --          69,154              692
Shares issued pursuant to exercise of warrants, net
   of 9,303 redeemed                                        --             --          21,808              218
Amortization of deferred compensation                       --             --             --               --
Deferred compensation adjustment for cancellation
   of stock options                                         --             --             --               --
Value related to the acceleration of vesting and
   extension of the exercise period of certain
   stock options previously granted to an officer
   and director                                             --             --             --               --
Net loss for the year                                       --             --             --               --
                                                     ----------------------------------------------------------
Balance at December 31, 1997 (carried forward)              --             --       9,366,666           93,667


                                                                        DEFICIT
                                                                      ACCUMULATED
                                                       ADDITIONAL      DURING THE
                                                         PAID-IN      DEVELOPMENT       DEFERRED
                                                         CAPITAL         STAGE        COMPENSATION       TOTAL
                                                     ------------------------------------------------------------
Balance at December 31, 1996 (brought forward)        $ 54,269,333   $(18,873,957)   $   (644,342)    $ 34,843,791
Shares issued pursuant to employee stock purchase
   plan and exercise of stock options                      111,624            --              --           112,316
Shares issued pursuant to exercise of warrants, net
   of 9,303 redeemed                                        66,444            --              --            66,662
Amortization of deferred compensation                         --              --           294,484         294,484
Deferred compensation adjustment for cancellation
   of stock options                                        (22,062)           --            22,062            --
Value related to the acceleration of vesting and
   extension of the exercise period of certain
   stock options previously granted to an officer
   and director                                             93,332            --              --            93,332
Net loss for the year                                         --       (11,564,391)           --       (11,564,391)
                                                     --------------------------------------------------------------
Balance at December 31, 1997 (carried forward)          54,518,671     (30,438,348)       (327,796)     23,846,194


                               Integ Incorporated
                          (A Development Stage Company)

      Statement of Changes in Shareholders' Equity (Deficiency) (continued)






                                                        CONVERTIBLE PREFERRED          COMMON STOCK
                                                      ----------------------------------------------
                                                      SHARES    AMOUNT      SHARES           AMOUNT
                                                      ----------------------------------------------
Balance at December 31, 1997 (brought forward)           --      $--      $9,366,666      $   93,667
Shares issued pursuant to employee stock purchase
   plan and exercise of stock options                    --       --         211,351           2,113
Shares issued pursuant to exercise of warrants, net
   of 6,201 redeemed                                     --       --           2,687              27
Amortization of deferred compensation                    --       --            --              --
Deferred compensation adjustment for cancellation
   of stock options                                      --       --            --              --
Net loss for the year                                             --            --              --
                                                        ---------------------------------------------
Balance at December 31, 1998                             --       --       9,580,704          95,807
Shares issued pursuant to employee stock purchase
   plan and exercise of stock options                    --       --          72,006             720
Shares issued in lieu of employee compensation           --       --          75,914             759
Value of options to purchase common stock issued
   for consulting services                               --       --            --              --
Amortization of deferred compensation                    --       --            --              --
Deferred compensation adjustment for cancellation
   of stock options                                      --       --            --              --
Net loss for the year                                             --            --              --
                                                        -----------------------------------------------------------
Balance at December 31, 1999                             --       --       9,728,624          97,286

                                                                        DEFICIT
                                                                       ACCUMULATED
                                                        ADDITIONAL     DURING THE
                                                         PAID-IN      DEVELOPMENT        DEFERRED
                                                         CAPITAL         STAGE         COMPENSATION       TOTAL
                                                      ------------------------------------------------------------
Balance at December 31, 1997 (brought forward)        $ 54,518,671    $(30,438,348)   $   (327,796)   $ 23,846,194
Shares issued pursuant to employee stock purchase
   plan and exercise of stock options                      237,648            --           (35,425)        204,336
Shares issued pursuant to exercise of warrants, net
   of 6,201 redeemed                                           (27)           --              --              --
Amortization of deferred compensation                         --              --            93,191          93,191
Deferred compensation adjustment for cancellation
   of stock options                                       (139,571)           --           139,571            --
Net loss for the year                                         --       (11,085,905)           --       (11,085,905)
                                                        -----------------------------------------------------------
Balance at December 31, 1998                            54,616,721     (41,524,253)       (130,459)     13,057,816
Shares issued pursuant to employee stock purchase
   plan and exercise of stock options                       79,187            --              --            79,907
Shares issued in lieu of employee compensation              94,134            --              --            94,893
Value of options to purchase common stock issued
   for consulting services                                   4,920            --            (4,920)           --
Amortization of deferred compensation                         --              --            49,690          49,690
Deferred compensation adjustment for cancellation
   of stock options                                         (8,635)           --             8,635            --
Net loss for the year                                         --        (7,844,378)           --        (7,844,378)

Balance at December 31, 1999                            54,786,327     (49,368,631)        (77,054)      5,437,928


                               Integ Incorporated
                          (A Development Stage Company)

      Statement of Changes in Shareholders' Equity (Deficiency) (continued)



                                                             CONVERTIBLE PREFERRED                  COMMON STOCK
                                                      -------------------------------------------------------------------
                                                            SHARES          AMOUNT             SHARES            AMOUNT
                                                      -------------------------------------------------------------------

Balance at December 31, 1999 (brought forward)                 --        $       --        $  9,728,624      $     97,286
Shares issued pursuant to exercise of employee
   stock options                                               --                --             105,454             1,055
Shares issued in lieu of employee compensation                 --                --              25,000               250
Preferred stock issued under Series B Purchase
   Agreement                                              1,771,236         3,091,908              --                --
Value of options to purchase common stock issued
   for consulting services                                     --                --                --                --
Deferred compensation adjustment for cancellation
   of stock options                                            --                --                --                --
Amortization of deferred compensation                          --                --                --                --
Net loss for the period                                        --                --                --                --
                                                       -------------------------------------------------------------------
Balance at September 30, 2000 (unaudited)                 1,771,236      $  3,091,908         9,859,078      $     98,591
                                                       -------------------------------------------------------------------
                                                       -------------------------------------------------------------------



                                                                             DEFICIT
                                                                          ACCUMULATED
                                                         ADDITIONAL        DURING THE
                                                          PAID-IN          DEVELOPMENT           DEFERRED
                                                          CAPITAL             STAGE            COMPENSATION         TOTAL
                                                      ----------------------------------------------------------------------

Balance at December 31, 1999 (brought forward)         $ 54,786,327       $(49,368,631)      $    (77,054)      $  5,437,928
Shares issued pursuant to exercise of employee
   stock options                                            113,352               --                 --              114,407
Shares issued in lieu of employee compensation              101,312               --                 --              101,562
Preferred stock issued under Series B Purchase
   Agreement                                                   --                 --                 --            3,091,908
Value of options to purchase common stock issued
   for consulting services                                   39,890               --              (39,890)              --
Deferred compensation adjustment for cancellation
   of stock options                                          (1,833)              --                1,833               --
Amortization of deferred compensation                          --                 --               35,069             35,069
Net loss for the period                                        --           (4,153,688)                           (4,153,688)
                                                       ---------------------------------------------------------------------
Balance at September 30, 2000 (unaudited)              $ 55,039,048       $(53,522,319)      $    (80,042)      $  4,627,186
                                                       ---------------------------------------------------------------------
                                                       ---------------------------------------------------------------------



SEE ACCOMPANYING NOTES.

                               Integ Incorporated
                          (A Development Stage Company)

                            Statements of Cash Flows




                                                                                            YEAR ENDED DECEMBER 31
                                                                             -------------------------------------------------------
                                                                                 1997                1998               1999
                                                                             -------------------------------------------------------
OPERATING ACTIVITIES

Net loss                                                                     $(11,564,391)      $(11,085,905)      $ (7,844,378)
Adjustments to reconcile net loss to cash used
 in operating activities:
   Depreciation                                                                   824,348          1,072,299          1,056,723
   Deferred compensation amortization                                             294,484             93,191             49,690
   Amortization of loan commitment fee                                             77,463               --                 --
   Impairment of fixed assets                                                        --                 --              384,160
   (Gain) loss on sale of equipment and deposit write-off                          27,436               --               (1,029)
   Value of options, warrants and stock related to debt
     financing, lease guarantee, extension of options,
     compensation and consulting services                                         116,334               --               94,893
   Changes in operating assets and liabilities:
     Receivables                                                                   84,425               --             (181,669)
     Prepaid expenses and other assets                                             (7,213)           462,532             64,778
     Notes Payable                                                                   --                 --                 --
     Accounts payable and accrued expenses                                        148,203           (370,970)          (501,708)
                                                                           -----------------------------------------------------
Net cash used in operating activities                                          (9,998,911)        (9,828,853)        (6,878,540)
                                                                           -----------------------------------------------------
INVESTING ACTIVITIES

Purchase of furniture and equipment                                            (4,756,243)        (1,075,312)           (78,169)
Proceeds from sale of furniture and equipment                                       3,750              1,111             51,385
                                                                           -----------------------------------------------------
Net cash used in investing activities                                          (4,752,493)        (1,074,201)           (26,784)
                                                                           -----------------------------------------------------
FINANCING ACTIVITIES

Proceeds from sale of Convertible Preferred Stock                                    --                 --                 --
Proceeds from bridge loan debt                                                       --                 --                 --
Proceeds from borrowings under loan agreement                                   2,995,879          1,138,293               --
Payments on long-term debt                                                       (383,533)          (885,002)        (1,251,247)
Payments on capital lease obligations                                            (142,771)          (155,635)          (145,761)
Proceeds from sale of Common Stock                                                178,978            204,336             79,907
                                                                           -----------------------------------------------------
Net cash (used in) provided by financing activities                             2,648,553            301,992         (1,317,101)
                                                                           -----------------------------------------------------
(Decrease) increase in cash and cash equivalents                              (12,102,851)       (10,601,062)        (8,222,425)
Cash and cash equivalents at beginning of period                               33,879,608         21,776,757         11,175,695
                                                                           -----------------------------------------------------
Cash and cash equivalents at end of period                                   $ 21,776,757       $ 11,175,695       $  2,953,270
                                                                           -----------------------------------------------------
                                                                           -----------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Fixed assets capitalized under capital lease and
 loan agreements                                                             $         --       $         --       $     11,182
The Company converted $2,900,000 of debt into
 Series E Convertible Preferred Stock                                        $         --       $         --       $        --


                                                                                PERIOD FROM
                                                                                 APRIL 3, 1990
                                                                               (INCEPTION) TO            NINE MONTHS ENDED
                                                                                DECEMBER 31,               SEPTEMBER 30
                                                                                ------------               ------------
                                                                                   1999              1999               2000
                                                                                                             Unaudited
OPERATING ACTIVITIES

Net loss                                                                     $(49,368,631)      $ (6,175,794)      $ (4,153,688)
Adjustments to reconcile net loss to cash used in operating activities:
   Depreciation                                                                 3,809,238            847,637            531,800
   Deferred compensation amortization                                           1,140,410             31,761             35,070
   Amortization of loan commitment fee                                            250,074               --                 --
   Impairment of fixed assets                                                     384,160               --                6,936
   (Gain) loss on sale of equipment and deposit write-off                          94,616               (901)           (24,533)
   Value of options, warrants and stock related to debt
     financing, lease guarantee, extension of options,
     compensation and consulting services                                         466,029            106,370            105,500
   Changes in operating assets and liabilities:
     Receivables                                                                 (210,498)              --              181,669
     Prepaid expenses and other assets                                            297,303           (143,542)           (44,330)
     Notes Payable                                                                   --                 --               30,432
     Accounts payable and accrued expenses                                        511,873           (294,481)          (241,693)

Net cash used in operating activities                                         (42,625,426)        (5,628,950)        (3,572,837)


INVESTING ACTIVITIES

Purchase of furniture and equipment                                            (8,948,196)           (48,240)           (12,576)
Proceeds from sale of furniture and equipment                                      99,325              3,500             41,707
Net cash used in investing activities                                          (8,848,871)           (44,740)            29,131

FINANCING ACTIVITIES

Proceeds from sale of Convertible Preferred Stock                              22,789,732               --            3,091,908
Proceeds from bridge loan debt                                                  2,900,000               --                 --
Proceeds from borrowings under loan agreement                                   5,486,446               --                 --
Payments on long-term debt                                                     (2,667,112)          (891,369)        (1,037,326)
Payments on capital lease obligations                                            (679,887)          (124,797)           (14,178)
Proceeds from sale of Common Stock                                             26,598,388                962            114,407


Net cash (used in) provided by financing activities                            54,427,567         (1,015,204)         2,154,811


(Decrease) increase in cash and cash equivalents                                2,953,270         (6,688,894)        (1,388,895)
Cash and cash equivalents at beginning of period                                     --           11,175,695          2,953,270


Cash and cash equivalents at end of period                                   $  2,953,270       $  4,486,801       $  1,564,375




SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Fixed assets capitalized under capital lease and
 loan agreements                                                             $    141,442       $         --        $        --
The Company converted $2,900,000 of debt into
 Series E Convertible Preferred Stock                                        $  2,900,000       $         --        $        --


                                                                              PERIOD FROM
                                                                             APRIL 3, 1990
                                                                              (INCEPTION) TO
                                                                               SEPTEMBER 30,
                                                                                  2000
                                                                              --------------
                                                                               Unaudited
OPERATING ACTIVITIES

Net loss                                                                     $(53,522,319)
Adjustments to reconcile net loss to cash used in operating activities:
   Depreciation                                                                 4,341,038
   Deferred compensation amortization                                           1,175,480
   Amortization of loan commitment fee                                            250,074
   Impairment of fixed assets                                                     391,096
   (Gain) loss on sale of equipment and deposit write-off                          70,083
   Value of options, warrants and stock related to debt
     financing, lease guarantee, extension of options,
     compensation and consulting services                                         571,529
   Changes in operating assets and liabilities:
     Receivables                                                                  (28,831)
     Prepaid expenses and other assets                                            252,973
     Notes Payable                                                                 30,432
     Accounts payable and accrued expenses                                        270,180

Net cash used in operating activities                                         (46,198,265)


INVESTING ACTIVITIES

Purchase of furniture and equipment                                            (8,960,772)
Proceeds from sale of furniture and equipment                                     141,032
Net cash used in investing activities                                          (8,819,740)

FINANCING ACTIVITIES

Proceeds from sale of Convertible Preferred Stock                              25,881,640
Proceeds from bridge loan debt                                                  2,900,000
Proceeds from borrowings under loan agreement                                   5,486,446
Payments on long-term debt                                                     (3,704,437)
Payments on capital lease obligations                                            (694,065)
Proceeds from sale of Common Stock                                             26,712,795

Net cash (used in) provided by financing activities                            56,582,379


(Decrease) increase in cash and cash equivalents                                1,564,375
Cash and cash equivalents at beginning of period                                     --

Cash and cash equivalents at end of period                                   $  1,564,375


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Fixed assets capitalized under capital lease and
 loan agreements                                                             $         --

The Company converted $2,900,000 of debt into
 Series E Convertible Preferred Stock                                        $  2,900,000



SEE ACCOMPANYING NOTES.

                               Integ Incorporated
                          (A Development Stage Company)

                          Notes to Financial Statements

                                December 31, 1999

1. DESCRIPTION OF BUSINESS

Integ Incorporated was formed in April 1990 and is a development stage company engaged in the development of a hand-held glucose monitoring product for use by people with diabetes that avoids the pain and blood associated with conventional "finger stick" technology. Utilizing the Company's proprietary interstitial fluid sampling technology, the LifeGuide System will allow people with diabetes to frequently monitor their glucose levels without repeatedly enduring the pain of lancing their fingers to obtain a blood sample.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less when purchased to be cash equivalents. At December 31, 1999 and 1998, the Company's cost of investments in marketable securities and government securities, respectively, approximated market value, with no resulting unrealized gains and losses recognized. The cash equivalents are considered available-for-sale.

FURNITURE AND EQUIPMENT

Furniture and equipment are recorded at cost and depreciated primarily on a straight-line basis over estimated useful lives of three to five years.

INCOME TAXES

The Company accounts for income taxes under the liability method. Deferred income taxes are provided for temporary differences between the financial reporting and tax bases of assets and liabilities.

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCK COMPENSATION PLANS

The Company follows Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25"), and related interpretations in accounting for its stock options. Under APB 25, when the exercise price of stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

The Company follows the disclosure only provisions of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement 123"). Accordingly, the Company has made pro forma disclosures of what net loss and loss per share would have been had the provisions of Statement 123 been applied to the Company's stock options.

NET LOSS PER SHARE

Basic net loss per share is computed using the weighted average number of shares of common stock outstanding during the periods presented. Diluted loss per share is the same as basic loss because the effect of all options and warrants is anti-dilutive.

AUTOMATIC CONVERSION OF PREFERRED STOCK

Upon the closing of the initial public offering on July 1, 1996, all outstanding shares of convertible preferred stock were automatically converted into an aggregate of 5,835,705 shares of common stock.

RECLASSIFICATIONS

Certain amounts in the 1997 and 1998 financial statements have been reclassified to conform with the 1999 presentation.

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INTERIM FINANCIAL INFORMATION

The accompanying financial statements as of September 30, 2000, and for the nine month periods ended September 30, 2000, and 1999, and the period from April 3, 1990 (inception) to September 30, 2000, are unaudited. In the opinion of management of the Company, these financial statements reflect all adjustments, consisting only of normal and recurring adjustments necessary for a fair presentation of the financial statements. The results of operations for the nine month period ended September 30, 2000, are not necessarily indicative of the results that may be expected for the full year ending December 31, 2000.

3. CAPITAL AND OPERATING LEASES

The Company leases its office facility and certain office equipment under operating leases. Rent expense of $400,958, $377,485 and $432,686 was recorded for noncancelable operating leases and sub-leases for the years ended December 31, 1999, 1998 and 1997, respectively. Future minimum lease commitments for operating leases with remaining terms in excess of one year, excluding executory costs such as real estate taxes, insurance and maintenance expense, are payable as follows:


   Year ending December 31:
     2000                                                           $301,865
     2001                                                              2,694
     2002                                                              1,347
                                                             -------------------
                                                                    $305,906
                                                             ===================


                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


3. CAPITAL AND OPERATING LEASES (CONTINUED)

The Company leases certain furniture and laboratory and office equipment under other leases which are accounted for as capital leases for financial statement purposes. The cost of furniture and equipment in the accompanying balance sheets includes the following amounts under capital leases:

                                                             DECEMBER 31
                                                       1999              1998
                                                ------------------------------------
   Cost                                               $665,499         $665,499
   Less accumulated amortization                      (660,432)        (575,436)
                                                ------------------------------------
                                                      $  5,067         $ 90,063
                                                ====================================


3. CAPITAL AND OPERATING LEASES (CONTINUED)

Future minimum lease payments required under capital leases together with the present value of the net future minimum lease payments at December 31, 1999 are as follows:


   Year ending December 31:
     2000                                                        $ 14,178
                                                            -------------------
   Total minimum lease payments                                    14,178
   Less amount representing interest                                   --
                                                            -------------------
   Present value of net minimum payments                           14,178
   Less current portion                                           (14,178)
                                                            ===================
   Capital lease obligations, net of current portion             $     --
                                                            ===================

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


4. LONG-TERM DEBT

During 1996, the Company entered into an equipment loan agreement which provided for borrowings up to $12.5 million to finance the purchase of equipment and fixtures including automated manufacturing equipment and tooling. Loans are paid back monthly over a four-year period. The obligation of the lender to make additional loans expired December 31, 1998. The Company borrowed $-0- and $1,138,293 in 1999 and 1998, respectively, under this agreement.

                                                                                    DECEMBER 31
                                                                                1999            1998
                                                                          ---------------------------------
   10.65% note payable for equipment loan, due in monthly installments
     of $26,495 through February 2000, and $138,962 due April 2000           $   164,051     $   430,881

   10.65% note payable for equipment loan, due in monthly installments
     of $12,082 through November 2000, and $63,879 due January 2001              168,001         268,585

   10.65% note payable for equipment loan, due in monthly installments
     of $49,636 through February 2001, and $262,439 due April 2001               793,497       1,196,551

   10.90% note payable for equipment loan, due in monthly installments
     of $35,507 through August 2001, and $186,943 due October 2001               714,700         974,044

   10.20% note payable for equipment loan, due in monthly installments of
     $21,510 through January 2002, $35,507 due February 2002, and
     $113,248 due April 2002                                                     527,597         670,756

   10.15% note payable for equipment loan, due in monthly installments
     of $11,443 through May 2002, and $60,976.71 due July 2002                   304,172         382,448
                                                                          ---------------------------------
                                                                               2,672,018       3,923,265

   Less current portion                                                       (1,398,098)     (1,251,247)
                                                                          =================================
   Long-term debt, net of current portion                                     $1,273,920      $2,672,018
                                                                          =================================


Aggregate maturities of long-term are as follows:
   2000                                                           $1,398,098
   2001                                                            1,025,633
   2002                                                              248,287
                                                             -------------------
                                                                  $2,672,018
                                                             ===================


                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


5. LICENSE AND DEVELOPMENT AGREEMENT

On April 2, 1999, the Company entered into a License and Development Agreement ("License Agreement") with Amira Medical ("Amira"). Under the License Agreement, the companies have formed a strategic alliance to jointly develop a new generation of home glucose monitoring tests utilizing interstitial fluid ("ISF"). Products to be developed will combine the Company's ISF collection technology with Amira's glucose measurement technologies. Both the Company and Amira will contribute resources to the development of the product, which will be manufactured by the Company and commercialized by Amira. As part of each party's contribution to the development process, each party shall independently bear the costs and contribute the resources necessary for the development activities for which each party is responsible. In the event Integ exhausts its resources, Amira will lend Integ minimum funding required to retain listing on one of NASDAQ's markets. Any such loan will be unsecured. (See Note 12 for further developments related to this agreement.)

In connection with the License Agreement, the Company and Amira entered into an Option Agreement dated as of April 2, 1999, pursuant to which Amira granted to the Company, an option, exercisable at a future date, to merge under certain circumstances with a wholly-owned, newly formed subsidiary of Amira for a total consideration of 2 million shares of Amira common stock and $20 million cash, subject to certain conditions. The Option Agreement was entered into as a condition and inducement to the Company's and Amira's willingness to enter into the License Agreement.

6. REDEEMABLE CONVERTIBLE PREFERRED STOCK AND PREFERRED STOCK

Series A, B, C, D and E Convertible Preferred Shares issued in 1995 were automatically converted three shares of preferred into two shares of common stock upon the closing of the public offering of the Company's securities on July 1, 1996.

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


7. REVERSE STOCK SPLIT

On April 24, 1996, the Board of Directors approved a reverse stock split of 2-for-3 for the Company's common stock. Accordingly, all share, per share, weighted average share, and stock option information was restated to reflect the split. The reverse stock split impacted the conversion prices of the preferred stock and the numbers of shares of common stock into which the preferred stock would convert but had no effect upon the numbers of preferred stock warrants and shares of preferred stock issued and outstanding. Accordingly, all preferred stock and preferred stock price amounts have not been adjusted for the reverse stock split.

8. STOCK OPTIONS AND WARRANTS

STOCK OPTIONS AND RESTRICTED STOCK GRANT

The Company has 1990, 1991 and 1994 stock option plans which provide for the issuance of incentive and nonqualified stock options and restricted stock grants to employees and consultants. Under the plans, the exercise price of options granted is determined by the Company's Board of Directors, but incentive stock options must be granted at exercise prices greater than or equal to the fair market value of the Company's stock as of the grant date. A total of 3,213,333 shares of the Company's common stock have been reserved for issuance under all three plans as of December 31, 1999.

During 1998, the Company repriced all outstanding employee options and those held by consultants who were actively engaged in consulting activities as of September 22, 1998 to an exercise price of $.81 per share. The Company valued the repricing of the consultant options at $35,425 and is recognizing the expense over the vesting period of the options.

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


8. STOCK OPTIONS AND WARRANTS (CONTINUED)

Options outstanding were granted as follows:


                                             SHARES           PLAN         NON-PLAN     WEIGHTED AVERAGE
                                           AVAILABLE        OPTIONS         OPTIONS         EXERCISE
                                           FOR GRANT      OUTSTANDING     OUTSTANDING    PRICE PER SHARE
                                        -------------------------------------------------------------------
   Balance at December 31, 1996               863,556       1,159,778         42,993          $4.66
     Granted at market price                 (618,625)        618,625             --           6.26
     Exercised                                     --         (47,953)            --           0.84
     Canceled                                  15,483         (15,483)            --           3.01
                                        ------------------------------------------------
   Balance at December 31, 1997               260,414       1,714,967         42,993           5.34
     Shares reserved                        1,000,000              --             --             --
     Granted at market price                 (922,012)        922,012             --           1.54
     Exercised                                     --        (166,923)            --           0.98
     Canceled                                 922,504        (922,504)            --           5.93
                                        ------------------------------------------------
   Balance at December 31, 1998             1,260,906       1,547,552         42,993           3.06
     Granted at market price                 (677,240)        677,240             --           1.71
     Exercised                                     --         (89,330)            --           0.13
     Canceled                                 112,224        (112,224)            --           2.20
                                        ------------------------------------------------
   Balance at December 31, 1999               695,890       2,023,238         42,993          $2.89
                                        ================================================


The following table summarizes information about the stock options outstanding at December 31, 1999:



                                 OPTIONS OUTSTANDING                        OPTIONS EXERCISABLE
                    ---------------------------------------------------------------------------------------
                                          WEIGHTED
                                           AVERAGE
                                          REMAINING       WEIGHTED                          WEIGHTED
     RANGE OF           NUMBER           CONTRACTUAL      AVERAGE              NUMBER        AVERAGE
  EXERCISE PRICES     OUTSTANDING           LIFE        EXERCISE PRICE      EXERCISABLE   EXERCISE PRICE
-----------------------------------------------------------------------------------------------------------
  $  0.00 -- $  2.99     1,606,649        7.89 years         $1.30             619,922        $  .92
     3.00 --    8.99       140,750        3.72 years          5.42             119,707          5.36
     9.00 --   11.00       318,832        3.50 years          9.77             280,749          9.78
                    -----------------                                   -----------------
                         2,066,231        6.90 years         $2.89           1,020,378         $3.88
                    =================                                   =================


                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


During 1991 and 1993, the Company granted options outside the plans to purchase 42,993 shares of the Company's common stock at $.83 per share to Medical Innovation Fund ("MIF"), a significant shareholder of the Company (see Note 11).

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


8. STOCK OPTIONS AND WARRANTS (CONTINUED)

Options outstanding expire at various dates during the period from October 2000 through December 2009. The number of options exercisable as of December 31, 1999, 1998 and 1997 was 1,020,378, 703,093 and 710,982, respectively, at weighted average prices of $3.88, $3.00 and $3.92 per share, respectively.

The weighted average grant date fair value of options granted at market prices during the years ended December 31, 1999, 1998 and 1997 was $1.93, $1.43 and $4.92 per share, respectively. The weighted average grant date fair value of options granted below market prices during the years ended December 31, 1995 and 1996 was $4.01 and $6.93 per share, respectively.

The Company has elected to follow Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25"), and related Interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement 123"), requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, if the exercise price of the Company's employee stock options equals or exceeds the market price of the underlying stock on the date of grant, no compensation expense is recognized.

Pro forma information regarding net loss per share is required by Statement 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of Statement 123. The fair value for these options was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for 1999, 1998 and 1997: risk free interest rates of 5.60%, 5.31% and 6.33%, respectively; no dividend yield; volatility factor of the expected market price of the Company's common stock of .560, 1.047 and .656, respectively; and a weighted-average life of the option of 10 years.

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


8. STOCK OPTIONS AND WARRANTS (CONTINUED)

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information is as follows:


                                                       1999                1998               1997
                                                -----------------------------------------------------------
   Pro forma net loss                              $(8,530,183)       $(12,151,311)       $(13,535,200)
   Pro forma net loss per common share-basic
     and diluted                                      $(.88)             $(1.28)             $(1.45)



The pro forma effect on net loss for 1997, 1998 and 1999 is not representative of the pro forma effect on net loss in future years because it does not take into consideration pro forma compensation expense related to grants made prior to 1995.

During 1995 and 1996, options were granted to purchase a total of 433,710 shares of the Company's common stock at exercise prices below the current market price. The Company recognized $960,208 and $56,329 during the years ended 1995 and 1996, respectively, as deferred compensation for the excess of the deemed value of the underlying common stock over the aggregate exercise price of such options. The deferred compensation is amortized ratably over the vesting period of the options. For the years ended 1996, 1997 and 1998, $477,076, $314,096 and $225,365, respectively, was expensed.

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


8. STOCK OPTIONS AND WARRANTS (CONTINUED)

During 1996, the Company granted 30,000 options to certain advisors of the Company. In accordance with FASB 123, the Company recognized $179,600 as deferred compensation. The deferred compensation is amortized ratably over the vesting period of the options. In 1996, 1997 and 1998, $65,279, $87,835 and $26,486 was charged to expense, respectively.

Unamortized deferred compensation at December 31, 1999 is related to the other options granted for services and is expected to be charged to operations as follows:

   2000                                                     $23,071
   2001                                                      15,220
   2002                                                      12,840
   2003                                                       9,193
   2004                                                       9,193
   Thereafter                                                 7,537
                                                       -------------------
                                                            $77,054
                                                       ===================

WARRANTS

In connection with the sale of Series C Convertible Preferred Stock during 1992 and 1993, the Company issued warrants to the holders for the purchase of 46,665 shares (including warrants for 13,333 shares issued to MIF (see Note 11), and warrants for 17,778 shares issued to Artesian Capital Limited Partnership) of its common stock exercisable immediately at a price of $3.75 per share. These MIF and Artesian Capital Limited Partnership warrants were exercised in 1997, and 8,888 of the remaining warrants were exercised and 6,666 expired at various dates during the period from January 1998 through May 1998. During May 1994, the Company issued warrants which expired during May 1999 to a consultant/stockholder for the purchase of 6,666 shares of common stock exercisable immediately at a price of $4.13 per share. The value of these warrants was determined to be $24,000, based on the value of the services received, and

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


8. STOCK OPTIONS AND WARRANTS (CONTINUED)

was expensed. In addition, during March and December of 1994 and June 1995, the Company issued warrants for the purchase of 159,042 shares of Series D Convertible Preferred Stock (convertible into 106,027 shares of common stock at $4.13 per share) to MIF II, exercisable immediately at $2.75 per share (see Note
11). Warrants for the purchase of 27,273 shares expired during February 1999, warrants for the purchase of 108,085 shares expire during December 2004, and warrants for the purchase of 23,684 shares expire during June 2005.

In connection with the bridge loan arrangement during January 1995, the Company issued warrants to investors for the purchase of 429,630 shares of Series E Convertible Preferred Stock, Class 2, at $3.375 per share (convertible into 286,414 shares of common stock at $5.06 per share). These warrants expire in January 2005. The value of these warrants was determined to be $179,800 based on the difference between the stated interest rate and the Company's estimated effective borrowing rate for the term of the notes and was expensed as additional interest expense during 1995.

In consideration of the equipment loan agreement discussed in Note 4, the Company has agreed to issue warrants for the purchase of common stock equal to 8.8% of the total dollar value of the credit line available under the agreement. The value of these warrants was determined to be $874,416 and was expensed over the term of the loan agreement. Each warrant is exercisable initially at $6.00 per share or, subsequent to any equity financing, at 80% of the per share price of each subsequent financing, if such occurs. Warrants for the purchase of 18,318, 34,689 and 94,390 shares of common stock were issued in 1996, 1997 and 1998, respectively. The weighted average exercise price of these warrants was $7.45. These warrants expire in December 2003.

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


9. EMPLOYEE STOCK PURCHASE PLAN

The 1997 Employee Stock Purchase Plan (the Purchase Plan), as approved by the shareholders on June 4, 1997, is a qualified plan pursuant to Internal Revenue Code Section 423. The Purchase Plan allows eligible employees an opportunity to purchase an aggregate of 300,000 shares of the Company's common stock through a series of annual offerings for each calendar year (except for the initial purchase period of the Purchase Plan which was for a six month period beginning July 1, 1997). Payroll deductions between 1% and 10% of an employee's eligible compensation may be used to purchase stock at a price per share equal to 85% of the lesser of the fair market value of the Company's common stock at the beginning or end of each purchase period. Under terms of the Purchase Plan, no participant may acquire more than 10,000 shares of the Company's common stock or more than $10,000 in aggregate fair market value of common stock (as determined at the beginning of each purchase period) during any purchase period. Common shares sold to employees under the Purchase Plan in 1998 and 1999 totaled 44,428 and 58,590, respectively.

10. INCOME TAXES

The Company has incurred net operating losses since inception. As of December 31, 1999, the Company had net operating losses (NOL) and research and development tax credit carryforwards of approximately $17,203,000 and $1,079,000, respectively, available to offset its future income tax liability. The NOL and tax credit carryforwards begin to expire in the year 2005. No benefit has been recorded for such loss carryforwards, and utilization in future years may be limited, if significant ownership changes have occurred.

Components of deferred tax assets at December 31 are as follows:


                                                                              DECEMBER 31
                                                                          1999              1998
                                                                     --------------------------------
   Net operating loss and credit carryforward                         $  7,444,000      $  6,530,000
   Start-up costs                                                       11,284,000         9,025,000
   Valuation allowance                                                 (18,728,000)      (15,555,000)
                                                                     --------------------------------
   Net deferred tax assets                                            $         --      $         --
                                                                     ================================

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


11. RELATED PARTY TRANSACTIONS

Laboratory and office furniture and equipment used by the Company with an original cost of approximately $801,000 as of December 31, 1998 and 1999 are leased under sublease arrangements with FIM, Inc. and FIM II, Inc., both entities related to the Company through MIF and MIF II, which are significant shareholders of the Company. These leases are accounted for as capital leases for financial statement purposes. In addition, MIF and MIF II have guaranteed future lease payments, of which approximately $12,760 is payable as of December 31, 1999. In consideration of such guarantee by MIF, the Company issued nonqualified options to MIF for the purchase of 42,993 shares of common stock exercisable immediately at a price of $.83 per share. Options for 30,523 shares expire during May 2001 and options for 12,470 shares expire during April 2003. The value of these options was determined to be $20,878 based on the difference between the stated interest rate and the Company's estimated effective borrowing rate for the term of the lease and was fully amortized by December 31, 1998. In consideration of such guarantee by MIF II, the Company issued warrants to MIF II for the purchase of 131,769 shares of Series D Convertible Preferred Stock exercisable immediately at a price of $2.75 per share which are convertible into 87,845 shares of common stock at $4.13 per share. These warrants expire during the period from December 2004 through June 2005. The value of these warrants was determined to be $83,962 based on the difference between the stated interest rate and the Company's estimated effective borrowing rate for the term of the lease. Approximately $15,304, $18,267 and $22,689 was charged to interest expense during the years ended December 31, 1999, 1998 and 1997, respectively, and the remainder will be amortized over the term of the lease.

In consideration of the bridge loan arrangement during January 1995 discussed in
Note 8, the Company issued to MIF II warrants for the purchase of 222,222 shares of Series E Convertible Preferred Stock, Class 2, exercisable immediately at a price of $3.375 per share and convertible into 148,148 shares of common stock at $5.06 per share. The value of these warrants was determined to be $93,000 of the $179,800 total discussed in Note 8. These warrants expire during January 2005.

                               Integ Incorporated
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


11. RELATED PARTY TRANSACTIONS (CONTINUED)

From inception through December 31, 1995, the Company made payments under consulting agreements with two directors, one of which is a limited partner of MIF's general partner, and one shareholder. In 1995, the total expense under these agreements was $129,000. In 1997, 1998 and 1999, the Company made payments under a consulting agreement with a director who is a limited partner of MIF's general partner totaling $81,000 per year.

Beginning in September 1999, the Company subleased office space and provided certain administrative services to a company whose principals include several directors and shareholders. Total sublease rental received in 1999 was approximately $66,000.

12. SERIES B PREFERRED STOCK PURCHASE AGREEMENT

On February 16, 2000, the Company and Amira Medical entered into a preferred stock purchase agreement which is intended to provide funding to Integ at its current operational level for the continued development of the LifeGuide (TM) System through 2000. Under the agreement, Amira will provide Integ with up to $5.6 million in funding through the purchase of Integ Series B Preferred Stock. Should the Company exercise it's option to merge with Amira in the future, the Series B will not participate in the merger considerations. The Series B Preferred Stock is redeemable for cash or common stock, at the option of the Company, in the case of a change in control or if the Company does not exercise its option to merge with Amira.

As part of the agreement, the Company will hold $1,500,000 of its existing cash in reserve. As of September 30, 2000, the Company has raised $3.1 million (unaudited) through the sale of 1,771,236 shares of Series B Preferred Stock.